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                                                                    EXHIBIT 10.2

                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is dated as of December 24, 2001 (the "Second Amendment"), among PETROQUEST ENERGY, L.L.C., a Louisiana limited liability company (the "Borrower"), PETROQUEST ENERGY, INC., a Delaware corporation (the "Guarantor"), the LENDERS, and HIBERNIA NATIONAL BANK, a national banking association, individually as a Lender and as Administrative Agent.

                                R E C I T A L S:

         1. The parties hereto are the parties to that certain Amended and Restated Credit Agreement dated as of May 11, 2001, as amended by First Amendment thereto dated as of July 20, 2001 (as so amended, the "Agreement"), pursuant to which the Lenders established in favor of the Borrower a revolving line of credit.

         2. The purposes of this Second Amendment are (i) to evidence that the Borrowing Base Amount is $40,000,000.00 as of November 30, 2001, and
(ii) to evidence certain other changes to the Agreement.

         3. Capitalized terms used herein which are defined or used in the Agreement are used herein with such meanings, except as may be otherwise expressly provided in this Second Amendment.

         NOW, THEREFORE, THE PARTIES HERETO, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH AND INTENDING TO BE LEGALLY BOUND HEREBY, AGREE AS FOLLOWS:

         A.   AMENDMENT TO DEFINITIONS.

         1. The definition of the term "Eurodollar Margin" in the Agreement is hereby deleted and restated as follows:

              "EURODOLLAR MARGIN" shall mean, with respect to each Eurodollar
              Loan:

              (i) 2.750% per annum whenever the Borrowing Base Usage under the Revolving Line of Credit is greater than or equal to 90%;

              (ii) 2.500% per annum whenever the Borrowing Base Usage under the Revolving Line of Credit is greater than or equal to 75% but less than 90%;

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              (iii)    2.125% per annum whenever the Borrowing Base Usage
              under the Revolving Line of Credit is greater than or equal to 50% but less than 75%; or

              (iv) 1.750% per annum whenever the Borrowing Base Usage under the Revolving Line of Credit is less than 50%.

         2. The definition of the term "Quarterly Reduction" in the Agreement is hereby deleted and restated as follows:

               "QUARTERLY REDUCTION" shall mean each reduction to the Borrowing Base Amount established by the Required Lenders based on each scheduled and unscheduled redetermination of the Borrowing Base Amount. The Quarterly Reduction will be made on January 31, April 30, July 31, and October 31 of each year. The Quarterly Reduction will be $7,000,000.00 on January 31, 2002, and $9,000,000.00 on
               and after April 30, 2002, unless redetermined by the Required Lenders. The Administrative Agent will promptly notify the Borrower of any change in the Quarterly Reduction as determined from time to time by the Required Lenders.

         3.   The following new definitions are hereby added to the Agreement:

               "BASE RATE MARGIN" shall mean, with respect to each Base Rate
               Loan:

              (i) 0.500% per annum whenever the Borrowing Base Usage under the Revolving Line of Credit is greater than or equal to 90%;

              (ii) 0.250% per annum whenever the Borrowing Base Usage under the Revolving Line of Credit is greater than or equal to 75% but less than 90%;

              (iii) 0.000% per annum whenever the Borrowing Base Usage under the Revolving Line of Credit is greater than or equal to 50% but less than 75%; or

              (iv) 0.000% per annum whenever the Borrowing Base Usage under the Revolving Line of Credit is less than 50%.

               "SECOND AMENDMENT" shall mean that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 24, 2001, among the Borrower, the Guarantor, the Lenders, and the Administrative Agent.

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         B.   BORROWING BASE AMOUNT REDETERMINATION.  The Agreement is hereby amended to reflect that the Borrowing Base Amount as of November 30, 2001, is $40,000,000.00.



         C. REVISION TO SECTION 4.1.1. Section 4.1.1 of the Agreement is hereby deleted and restated as follows:

               SECTION 4.1.1. BASE RATE LOANS. On Base Rate Loans, Borrower agrees to pay interest calculated on the basis of a year consisting of 360 days with respect to the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to Borrower until maturity (whether by acceleration or otherwise), at a varying rate per annum equal to the Base Rate plus the Base Rate Margin. Past due principal, to the extent permitted by law, shall bear interest, payable upon demand, at the default rate specified in the Revolving Notes.

         D. REVISION TO ARTICLE VI. Article VI of the Agreement is hereby amended and supplemented to include the following new provision as Section 6.6:

               SECTION 6.6. ADVANCE FEE. Upon the occurrence of an Advance(s) under the Revolving Notes that brings the Total Outstandings to an amount above $38,000,000.00 prior to January 31, 2002, the Borrower shall pay an advance fee of $80,000.00 to the Administrative Agent, for the Pro Rata benefit of the Lenders.

         E.   REVISION TO FINANCIAL COVENANTS.

              1. Part (a) of Section 12.8 of the Agreement is hereby deleted and restated as follows:

                   (a) MINIMUM CURRENT RATIO. The Guarantor shall at all times maintain a minimum Current Ratio of 1.0 to 1.0. For the purposes of this covenant, current accounts will not include the effects, if any, of the marking to market Hedging Agreements pursuant to SFAS No. 133. The Consolidated Current Assets of the Guarantor shall include as of December 31, 2001
                   (i) the net proceeds of any sale(s) of new common equity (stock) by the Guarantor and (ii) the amount by which the net proceeds of any sale(s) of assets by the Borrower exceeds the amount allocated to such assets by the Lenders in the Borrowing Base Amount, that are received by the Guarantor or Borrower, as the case may be, after December 31, 2001 and prior to the earlier of March 31, 2002 or the date the Guarantor files its annual report for the year ended December 31, 2001 on form 10-K with the Securities and Exchange Commission.

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              2.   Part (c) of Section 12.8 of the Agreement is hereby deleted and restated as follows:

                   (c) MINIMUM DEBT SERVICE COVERAGE RATIO. On and after September 30, 2001, the Guarantor shall maintain at all times a debt service coverage ratio of not less than 1.25 to 1.00. For purposes of this covenant, the effects, if any, of Hedging Agreements pursuant to SFAS No. 133 will not be included, nor will the effect, if any, of ceiling test write-downs pursuant to Regulation SX4.10 of the Securities and Exchange Commission be included. Debt service coverage shall be calculated based on GAAP as follows: the ratio of
                   (i) Guarantor's consolidated earnings before interest expense, income taxes, depreciation, depletion, amortization, oil and gas asset impairment write-downs, lease impairment expense, un-capitalized discretionary exploration expenses, and gains and losses from the sale of capital assets for the immediately preceding three (3) months, divided by (ii) the amount by which the aggregate amount of outstanding debt and letters of credit issued under the Revolving Loan Commitment at the end of the most recent month exceeded the Borrowing Base Amount as reduced by the next regularly scheduled Quarterly Reduction. If, in application, the denominator (ii) calculated in the preceding sentence equates to a number that is less than zero, then the denominator to be used as (ii) in the ratio is one.

         F. REVISION TO OTHER AFFIRMATIVE COVENANTS. Article XII of the Agreement is hereby amended and supplemented to include the following new affirmative covenants as Sections 12.17 and 12.18:

               SECTION 12.17 CAPITAL BUDGET. The Guarantor agrees to provide the Lenders prior to the execution of the Second Amendment and prior to each redetermination of the Borrowing Base Amount, with a detailed capital budget for the next six (6) months, in such detail as the Lenders may reasonably request. In addition, the Borrower and the Guarantor agree that any such capital budget, including projected or planned capital expenditures, is subject to the written approval of the Lenders in their sole and complete discretion.

               SECTION 12.18 FINANCIAL PROJECTIONS. The Guarantor agrees to provide the Lenders prior to the execution of the Second Amendment and prior to each redetermination of the Borrowing Base Amount, with detailed consolidated financial projections, including a projected income statement, balance sheet and statement of cash flow. The said financial projections shall reflect all required reductions to the Borrowing Base Amount pursuant to this Agreement and the projected payment of all capital expenditures (as detailed in the capital budgets submitted pursuant


    Second Amendment to Amended and Restated Credit Agreement -- Page 4 of 7

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               to Section 12.17 above). The Borrower and the Guarantor agree that any such financial projections are subject to the written approval of the Lenders in their sole and complete discretion.

         G. REVISION OF NEGATIVE COVENANTS. Article XIII of the Agreement is hereby amended and supplemented to include the following new provision as
Section 13.12:

               SECTION 13.12 GENERAL AND ADMINISTRATIVE EXPENSES. The Borrower and the Guarantor agree that the Guarantor's quarterly gross consolidated general and administrative expenditures (including any capitalized portion thereof, but excluding non-cash compensation expense) shall not exceed $2,000,000.00 for each quarter (beginning with the fiscal quarter ending on March 31, 2002) or $8,000,000.00 on an annualized basis, and continuing until such time as the Guarantor has increased its Consolidated Current Assets and/or consolidated shareholders' equity to an amount satisfactory to the Lenders, in their complete and sole discretion.

         H. CONFIRMATION OF COLLATERAL DOCUMENTS. It is the intention of the parties that all of the liens, privileges, priorities, and equities existing and to exist under and in accordance with the terms of the Loan Documents are hereby renewed, extended, and carried forward as security for the Loans. Further, the parties agree and acknowledge that the Guaranty shall continue to secure the payment of the Indebtedness of the Borrower to the Lenders, including the indebtedness of the Borrower under the Revolving Notes.

         I. NO DEFAULT REPRESENTATION. On and as of the date hereof, and after giving effect to this Second Amendment, the Borrower and the Guarantor reaffirm and restate the representations and warranties set forth in the Agreement and the Loan Documents. Further, the Borrower and the Guarantor also represent and warrant that as the date hereof and after giving effect to this Second Amendment, no uncured or unwaived Default has occurred and is continuing under the Agreement, as amended by this Second Amendment.

         J. CONDITIONS PRECEDENT. The obligation of the Lenders to make the Loans remains subject to the conditions precedent set forth in the Agreement and the following conditions precedent: The Bank's receipt of (i) this Second Amendment executed by the Borrower and the Guarantor; (ii) certified resolutions by the Guarantor (on behalf of itself and as the sole member of the Borrower), in form and substance satisfactory to the Administrative Agent; and (iii) all amendments, supplements, and/or restatements pertaining to the Collateral Documents that may be required by the Administrative Agent or its counsel. The Lenders and the Administrative Agent hereby acknowledge that the Borrower and the Guarantor have provided the capital budget and financial projections required in connection with the execution of this Second Amendment, and each have been and are hereby approved by Lenders as required by Sections 12.17 and
12.18 of the Agreement, as amended by this Second Amendment.



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         K.   WAIVER OF DEFENSES. In consideration of the Lenders'
execution of this Second Amendment, the Borrower and the Guarantor do hereby irrevocably waive any and all claims and/or defenses to payment on any Indebtedness owed by any of them to the Lenders and/or the Administrative Agent that may exist as of the date of execution of this Second Amendment.

         L. AMENDMENTS. THE AGREEMENT AND THIS SECOND AMENDMENT ARE CREDIT OR LOAN AGREEMENTS AS DESCRIBED IN LA. R.S. 6:SECTION 1121, ET SEQ. THERE ARE NO ORAL AGREEMENTS BETWEEN PARTIES TO THIS SECOND AMENDMENT. THE AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, SETS FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR WRITTEN AND ORAL UNDERSTANDINGS BETWEEN THE ADMINISTRATIVE AGENT, THE LENDERS, THE BORROWER, AND THE GUARANTOR WITH RESPECT TO THE MATTERS HEREIN SET FORTH. THE AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, MAY NOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED BY THE BORROWER, THE GUARANTOR, THE LENDERS, AND THE ADMINISTRATIVE AGENT.

         M. GOVERNING LAW: COUNTERPARTS. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana. This Second Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same document.

         N. CONTINUED EFFECT. Except as expressly modified herein, the Agreement as amended by this Second Amendment, shall continue in full force and effect. The Agreement, as amended by this Second Amendment, is hereby ratified and confirmed by the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered as of the date hereinabove provided by the authorized officers each hereunto duly authorized.

                                         BORROWER:

                                         PETROQUEST ENERGY, L.L.C.
                                         A LOUISIANA LIMITED LIABILITY COMPANY

                                         BY PETROQUEST ENERGY, INC., A DELAWARE
                                         CORPORATION, AS SOLE MEMBER

                                         BY: /S/ MICHAEL O. ALDRIDGE
                                             -----------------------------------

                                         NAME: MICHAEL O. ALDRIDGE
                                               ---------------------------------
                                         TITLE: CHIEF FINANCIAL OFFICER
                                                --------------------------------


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                                         GUARANTOR:

                                         PETROQUEST ENERGY, INC.
                                         A DELAWARE CORPORATION

                                         BY: /S/ MICHAEL O. ALDRIDGE
                                             -----------------------------------
                                         NAME: MICHAEL O. ALDRIDGE
                                               ---------------------------------
                                         TITLE: CHIEF FINANCIAL OFFICER
                                                --------------------------------

                                         AGENT:

                                         HIBERNIA NATIONAL BANK, AS
                                         ADMINISTRATIVE AGENT

                                         BY: /S/ DAVID R. REID
                                             -----------------------------------
                                         NAME: DAVID R. REID
                                               ---------------------------------
                                         TITLE: SENIOR VICE PRESIDENT
                                                --------------------------------

                                         LENDERS:

                                         ROYAL BANK OF CANADA

                                         BY: /S/ LORNE GARTNER
                                             -----------------------------------
                                         NAME: LORNE GARTNER
                                               ---------------------------------
                                         TITLE: VICE PRESIDENT
                                                --------------------------------

                                         UNION BANK OF CALIFORNIA, N.A.

                                         BY: /S/ GARY SHEKERJIAN
                                             -----------------------------------
                                         NAME: GARY SHEKERJIAN
                                               ---------------------------------
                                         TITLE: VICE PRESIDENT
                                                --------------------------------

                                         HIBERNIA NATIONAL BANK

                                         BY: /S/ DAVID R. REID
                                             -----------------------------------
                                         NAME: DAVID R. REID
                                               ---------------------------------
                                         TITLE: SENIOR VICE PRESIDENT
                                                --------------------------------

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